Exhibit 10.34

AMENDMENT NO. 3
AMENDMENT NO. 3, dated as of March 11, 2019 (this “Amendment”), to the Credit and Guarantee Agreement dated as of December 8, 2016, as amended and restated as of March 22, 2018 (as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among LIONS GATE ENTERTAINMENT CORP., a corporation organized under the laws of the province of British Columbia, Canada (“LGEC”), LIONS GATE CAPITAL HOLDINGS LLC (the “Borrower”), each other Guarantor party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, the Borrower and LGEC (the “Credit Parties”) desire to amend the Credit Agreement on the terms set forth herein;
WHEREAS, Section 11.12 of the Credit Agreement provides that the parties hereto may amend the Credit Agreement for the purposes set forth herein;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments Relating to the Credit Agreement.
Effective as of the Amendment No. 3 Effective Date (as defined herein), the Credit Agreement is hereby amended as follows:
(a)    The following defined terms shall be added to Article 1 of the Credit Agreement in alphabetical order:
“Amendment No. 3” means Amendment No. 3 to the Credit Agreement dated as of the Amendment No. 3 Effective Date.
“Amendment No. 3 Effective Date” means March 11, 2019, the date on which all conditions precedent set forth in Section 3 of Amendment No. 3 are satisfied.
(b)    The defined term “Fundamental Documents” is hereby amended by replacing it in its entirety with the following:
“Fundamental Documents” shall mean this Credit Agreement, the Notes, the Collateral Documents, each Refinancing Amendment, each Incremental Amendment, Amendment No. 1, Amendment No. 1 Joinder, Amendment No. 2 and Amendment No. 3.”
(c)    Section 7.9 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

“Financial Covenant. Solely with respect to the Revolving Facility and the Term A Facilities:

(a)     Net First Lien Leverage Ratio. LGEC shall not, as of the last day of each fiscal quarter of LGEC ending during each of the periods specified below, permit the Net First Lien Leverage Ratio to be greater than:

From and Including	To but Excluding	The Net First Lien Leverage Ratio Shall Not Be Greater Than
March 31, 2018	March 31, 2020	4.75 to 1.00
March 31, 2020	All periods thereafter	4.50 to 1.00

    (b)    Interest Coverage Ratio. LGEC shall not, as of the last day of each fiscal quarter of LGEC, permit the Interest Coverage Ratio to be less than 2.50 to 1.00.”
Section 2.    Representations and Warranties.
Each Credit Party represents and warrants to the Lenders as of the Amendment No. 3 Effective Date that:
(a)    Immediately before and after giving effect to this Amendment, each of the representations and warranties made by the Credit Parties in or pursuant to the Fundamental Documents shall be true and correct in all material respects (or in all respects, if qualified by a materiality threshold) on and as of such date (except to the extent the same expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or in all respects, if qualified by a materiality threshold) on and as of such earlier date).
(b)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
Section 3.    Conditions to Effectiveness.
This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 3 Effective Date”):
(a)    The Administrative Agent shall have received counterparts of this Amendment executed by (i) each Credit Party and (ii) the Required RC/TLA Lenders, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals).
(b)    The Administrative Agent shall have received a certificate signed by an Officer of the Borrower certifying as to the representations and warranties set forth in paragraphs (a) and (b) of Section 2 hereof.

(c)    The Administrative Agent shall have received all fees required to be paid on the effective date of this Amendment pursuant to the Fundamental Documents or as otherwise agreed to be paid to the Administrative Agent or the Lenders in connection with this Amendment, including all reasonable and documented out-of-pocket fees and expenses pursuant to Section 8 hereof (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment).
Section 4.    Acknowledgments.
Each Credit Party hereby expressly acknowledges and agrees to the terms of this Amendment and reaffirms and confirms, as of the date hereof, (i) the covenants and agreements contained in each Fundamental Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and that on and after the Amendment No. 3 Effective Date each Fundamental Document remains in full force and effect, (ii) in the case of LGEC, its guarantee of the Obligations pursuant to the Credit Agreement and that on and after the Amendment No. 3 Effective Date its guarantee will extend to the Obligations as amended by this Amendment, and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents and that on and after the Amendment No. 3 Effective Date the Liens will continue to secure the Obligations as amended by this Agreement.
Section 5.    Liens Unimpaired.
It is the intention of the parties hereto that, after giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:
(a)    impairs the validity, effectiveness or priority of the Liens granted pursuant to any Fundamental Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or
(b)    requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
Section 6.    Entire Agreement.
This Amendment, the Credit Agreement and the other Fundamental Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. It is understood and agreed that each reference in each Fundamental Document to the “Credit Agreement,” whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended by this Amendment and that this Amendment is a “Fundamental Document”.

Section 7.    Amendment, Modification and Waiver.
This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.
Section 8.    Expenses.
The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent, pursuant to, and subject to the limitations contained in, the terms of Section 11.4 of the Credit Agreement.
Section 9.    Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 10.    Governing Law and Waiver of Right to Trial by Jury.
THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 11.8 AND SECTION 11.14 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.
Section 11.    Headings.
The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 12.    Effect of Amendment.
Except as expressly set forth herein, this Amendment and the Credit Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement or any other Fundamental Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Fundamental Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LIONS GATE CAPITAL HOLDINGS LLC
/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer and Treasurer

LIONS GATE ENTERTAINMENT CORP.
/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent
By:	/s/ Peter Christensen
Name:	Peter Christensen
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Sean Chudzik
Name:	Sean Chudzik, Asc.
Title:	Authorized Signatory

Bank of America, N.A., as a Lender
By:	/s/ Matthew Koenig
Name:	Matthew Koenig
Title:	Senior Vice President

MUFG Union Bank, N.A., as a Lender
By:	/s/ Mike Richman
Name:	Mike Richman
Title:	Director

Royal Bank of Canada, as a Lender
By:	/s/ Alfonse Simone
Name:	Alfonse Simone
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

SunTrust Bank, as a Lender
By:	/s/ J. Matthew Rowand
Name:	J. Matthew Rowand
Title:	Director

Wells Fargo Bank, N.A., as a Lender
By:	/s/ Bryan Milinovich
Name:	Bryan Milinovich
Title:	Senior Vice President

BNP PARIBAS, as a Lender
By:	/s/ David Berger
Name:	David Berger
Title:	Managing Director
By:	/s/ Julie Gauduffe
Name:	Julie Gauduffe
Title:	Vice President

SOCIETE GENERALE, as a Lender
By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

Fifth Third Bank, as a Lender
By:	/s/ Marisa Lake
Name:	Marisa Lake
Title:	Officer

[Signature Page to Amendment No. 3]

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

BARCLAYS BANK PLC, as a Lender
By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President
By:	/s/ Yumi Okabe
Name:	Yumi Okabe
Title:	Vice President

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender
By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory
By:	/s/ Emerson Almeida
Name:	Emerson Almeida
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

Comerica Bank, as a Lender
By:	/s/ David A. Shaver
Name:	David A. Shaver
Title:	Assistant Vice President

HSBC Bank USA, N.A., as a Lender
By:	/s/ Zhiyan Zeng
Name:	Zhiyan Zeng
Title:	Vice President

Bank of China, Los Angeles Branch, as a Lender
By:	/s/ Lixin Guo
Name:	Lixin Guo
Title:	SVP

Citizens Bank, N.A., as a Lender
By:	/s/ Nicholas Christofer
Name:	Nicholas Christofer
Title:	Vice President

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity) By: Octagon Credit Investors, LLC, as Portfolio Manager , as a Lender
By:	/s/ Thomas A. Connors
Name:	Thomas A. Connors
Title:	Chief Financial & Administrative Officer

[Signature Page to Amendment No. 3]

Octagon Investment Partners XX, Ltd By: Octagon Credit Investors, LLC as Portfolio Manager, as a Lender
By:	/s/ Thomas A. Connors
Name:	Thomas A. Connors
Title:	Chief Financial & Administrative Officer

Octagon Loan Funding Ltd. By: Octagon Credit Investors, LLC as Collateral Manager, as a Lender
By:	/s/ Thomas A. Connors
Name:	Thomas A. Connors
Title:	Chief Financial & Administrative Officer

Octagon Investment Partners XXI, Ltd By: Octagon Credit Investors, LLC as Collateral Manager, as a Lender
By:	/s/ Thomas A. Connors
Name:	Thomas A. Connors
Title:	Chief Financial & Administrative Officer

Octagon Investment Partners 24, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager, as a Lender
By:	/s/ Thomas A. Connors
Name:	Thomas A. Connors
Title:	Chief Financial & Administrative Officer

Octagon Delaware Trust 2011, as a Lender
By:	/s/ Teresa McTague
Name:	Teresa McTague
Title:	Managing Director Aflac Asset Management LLC as Investment Adviser for Octagon Delaware Trust 2011

[Signature Page to Amendment No. 3]

Apollo AF Loan Trust 2012, as a Lender
By:	/s/ Teresa McTague
Name:	Teresa McTague
Title:	Managing Director Aflac Asset Management LLC as Investment Adviser for Apollo AF Loan Trust 2012

CIT BANK, N.A., as a Lender
By:	/s/ Pauline Roh
Name:	Pauline Roh
Title:	Vice President

East West Bank, as a Lender
By:	/s/ Jodi Chong
Name:	Jodi Chong
Title:	First Vice President

OPUS BANK, as a Lender
By:	/s/ Jeff Zaks
Name:	Jeff Zaks
Title:	SVP

Manufacturers Bank, as a Lender
By:	/s/ Dirk Price
Name:	Dirk Price
Title:	Vice President

[Signature Page to Amendment No. 3]

Bank Hapoalim B.M., as a Lender
By:	/s/ Howard Applebaum
Name:	Howard Applebaum
Title:	Executive Vice President Chief Administration Officer
By:	/s/ Marline Alexander
Name:	Marline Alexander
Title:	First Vice President

PREFERRED BANK, as a Lender
By:	/s/ Anna Bagdasarian
Name:	Anna Bagdasarian
Title:	SVP

Voya Double B Senior Loan Fund A Series Trust of Multi Manager Global Investment Trust, As a Lender By: Voya Investment Management Co. LLC as its investment manager
By:	/s/ Colin Clingan
Name:	Colin Clingan
Title:	Vice President

Virtus Seix Floating Rate High Income Fund By: Seix Investment Advisors LLC, as Subadviser, as a Lender
By:	/s/ Deirdre A. Dillon
Name:	Deirdre A. Dillon, Esq.
Title:	Chief Compliance Officer

[Signature Page to Amendment No. 3]

Flushing Bank, as a Lender
By:	/s/ Lisa Archinow
Name:	Lisa Archinow
Title:	VP, Senior Credit Relationship Manager

LIBERTY BANK, as a Lender
By:	/s/ H. Raymond Fed, Jr.
Name:	H. Raymond Fed, Jr.
Title:	Vice President

BayCity Senior Loan Master Fund, LTD. As a Lender BY: Symphony Asset Management LLC
By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

California Street CLO XII, Ltd., As a Lender By: Symphony Asset Management LLC
By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

Menard, Inc., As a Lender By: Symphony Asset Management LLC
By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[Signature Page to Amendment No. 3]

Municipal Employees’ Annuity and Benefit Fund of Chicago, As a Lender BY: Symphony Asset Management LLC
By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

Nuveen Diversified Dividend & Income Fund, As a Lender BY: Symphony Asset Management LLC
By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

Nuveen Symphony Floating Rate Income Fund, As a Lender BY: Symphony Asset Management LLC
By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

Symphony CLO XIV, Ltd, As a Lender By: Symphony Asset Management LLC
By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[Signature Page to Amendment No. 3]

Missouri Education Pension Trust, As a Lender By: Oaktree Capital Management, L.P. Its: Investment Manager
By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President
By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

Oaktree EIF II Series A1, Ltd., As a Lender By: Oaktree Capital Management, L.P. its: Collateral Manager
By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President
By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

Oaktree Enhanced Income Funding Series IV, Ltd., As a Lender By: Oaktree Capital Management, L.P. Its: Collateral Manager
By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President
By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[Signature Page to Amendment No. 3]

Oaktree Senior Loan Fund, L.P., As a Lender By: Oaktree Senior Loan GP, L.P. Its: General Partner By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member
By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Vice President
By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

ELEVATION CLO 2014-3, LTD ELEVATION CLO 2015-4, LTD, as a Lender
By:	/s/ Doug Schwartz
Name:	Doug Schwartz
Title:	Investment Operations

[Signature Page to Amendment No. 3]

OFSI Fund VI, Ltd., as a Lender By: OFS Capital Management, LLC Its: Collateral Manager
By:	/s/ Joseph Desapri
Name:	Joseph Desapri
Title:	Director

OFSI Fund VII, Ltd., as a Lender By: OFS Capital Management, LLC Its: Collateral Manager
By:	/s/ Joseph Desapri
Name:	Joseph Desapri
Title:	Director

[Signature Page to Amendment No. 3]